DEED OF HYPOTHEC


                                        between

                           THE CHASE MANHATTAN BANK OF CANADA

                                          and

                                    SPORT MASKA INC.

                                      dated as of
                                    April 1st, 1997



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                                    TABLE OF CONTENTS

                                                                           Page



1.       INTERPRETATION..................................................... 1

2.       [NOT USED]......................................................... 3

3.       [NOT USED]......................................................... 3

4.       HYPOTHEC:  DESCRIPTION OF CHARGED PROPERTY......................... 3

5.       AMOUNT OF THE HYPOTHEC............................................. 6

6.       SECURED OBLIGATIONS................................................ 6

7.       ADDITIONAL PROVISIONS PERTAINING TO THE
         HYPOTHEC ON RENTAL INCOME AND LEASES............................... 6

8.       ADDITIONAL PROVISIONS TO THE HYPOTHEC ON CLAIMS
         (OTHER THAN RENTALS)............................................... 7

9.       ADDITIONAL PROVISIONS TO THE HYPOTHEC ON
         SECURITIES......................................................... 8

10.      ASSIGNMENT OF CLAIMS SUBJECT TO THE FINANCIAL
         ADMINISTRATION ACT................................................. 9

11.      REPRESENTATIONS AND WARRANTIES..................................... 9

12.      COVENANTS......................................................... 12

14.      HOLDER'S RECOURSES IN CASE OF DEFAULT............................. 17

15.      GENERAL PROVISIONS................................................ 22

16.      [NOT USED]........................................................ 24

17.      GOVERNING LAW..................................................... 24

18.      AMENDMENTS........................................................ 24

19.      FORMAL DATE....................................................... 25

20.      ENGLISH LANGUAGE.................................................. 25

21.      INCONSISTENCIES................................................... 25


                                      (i)

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                                DEED OF HYPOTHEC


EXECUTED ON THE ELEVENTH (11TH) DAY OF APRIL NINETEEN  HUNDRED AND  NINETY-SEVEN
(1997).


BEFORE: Mtre Richard Trudeau, Notary, practising in the City of Longueuil, Province of Quebec.


APPEARED:          THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank governed by the Bank Act (Canada) having its head office at 1
                   First  Canadian  Place,  Suite  6900, 100 King  Street  West,
                   Toronto, Ontario, N5X 1A4, herein acting and represented by Christine Chan, its authorized officer, duly authorized for the purposes hereof as he/she so declares.

                   (hereinafter the "Holder")

AND: SPORT MASKA INC., a legal person being a corporation continued under the Business Corporations Act (New Brunswick), having its registered office at 44 Chipman Hill, 10th Floor, Brunswick House, P.O. Box 7289, Postal Station A, Saint-John, New Brunswick, E2L 4S6 and having its principal place of business at 7405 Trans-Canada Highway, Suite 300, Ville Saint-Laurent, Quebec H4T 1Z2, herein acting and represented by D. Bruce Randall, its Secretary, duly authorized pursuant to a resolution dated April 9, 1997, a certified copy of which is annexed hereto after having been acknowledged true and signed for purposes of identification by the said representative in the presence of the undersigned Notary.

                   (hereinafter the "Grantor")


WHICH PARTIES HAVE DECLARED AS FOLLOWS:


WHEREAS the Grantor is desirous of securing its obligations under the Credit Agreement (as hereinafter defined) in the manner hereinafter appearing;


NOW, THEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:


1.   INTERPRETATION

     1.1  Definitions

     The following terms, wherever used in this Deed, shall, unless there be something in the context inconsistent therewith, have the following meanings:

          1.1.1 "Business Day" means a day on which the Holder's branch in Toronto is opened for business but does not include Saturday and Sunday;


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                                      -- 2 --

          1.1.2  "Charged  property"  shall have the  meaning  ascribed to it in
          Section 4 hereof;

          1.1.3  "Collateral" shall have the meaning ascribed to it in paragraph
          4.8 hereof;

          1.1.4 "Credit Agreement" means the Credit Agreement dated as of April 1st, 1997 between the Grantor, as borrower and the Holder, as lender, as such Credit Agreement may be amended, restated or supplemented from time to time.

          1.1.5 "Default" means one or the other events set out in Section 13 hereof;

          1.1.6 "Dollars" or "$" means the legal currency in Canada;

          1.1.7 "Grantor" means Sport Maska Inc. and any of its successors or assigns;

          1.1.8 [NOT USED]

          1.1.9 "Holder" means The Chase Manhattan Bank of Canada and shall include its successors or assigns pursuant to an amalgamation or other corporate reorganization or otherwise;

          1.1.10 "Hypothec" shall have the meaning ascribed to it in Section 4 hereof;

          1.1.11 "Property in stock" shall have the meaning ascribed to it in paragraph 4.4 hereof;

          1.1.12 "Secured Obligations" means all of the obligations which are to be secured by the Hypothec pursuant to Section 6 hereof;

          1.1.13 "This Deed", "these presents", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to this Deed, and the accompanying schedules and to any deed or document supplemental or complementary hereto or restating this Deed.

     1.2 Gender

     Unless there be something in the context inconsistent therewith, words importing any gender shall include any other gender as may be applicable under the circumstances.

     1.3 Headings

     The division of this Deed into Sections, subsections and paragraphs and the insertion of titles are for convenience of reference only and do not affect the meaning or the interpretation of the present Deed. Unless otherwise indicated, a reference to a particular Section, subsection or paragraph is a reference to the particular Section, subsection or paragraph in this Deed.

     1.4 [NOT USED]


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                                      -- 3 --

     1.5 Schedules

     The Schedules annexed hereto shall form an integral part of this Deed.

     1.6 Delays and calculation of delays

     The delays provided hereunder are calculated simultaneously with the delays imposed by law and are not in addition to such delays. In the calculation of any period of delay, the period shall exclude the day from which the period commences and the period shall include the last day thereof.

     1.7 Business Day

     When the date on which a delay expires or a payment has to be made or an act has to be done is not a Business Day, the delay expires or the payment must be made or the act must be done on the next following Business Day, unless expressly provided otherwise in this Deed.


2.   [NOT USED]


3.   [NOT USED]


4.   HYPOTHEC: DESCRIPTION OF CHARGED PROPERTY

     The Grantor hereby hypothecates in favour of the Holder the universality of all of the Grantor's moveable and immoveable property, present and future, corporeal and incorporeal, of whatever nature and kind and wherever situate (the "Charged property") and, with respect to incorporeal or intangible property, property located outside of the Province of Quebec or used in more than one jurisdiction, hereby charges, assigns and mortgages in favour of the Holder and creates a security interest in the Charged property (the hypothec, charge, mortgage and assignment and the security interest hereinafter collectively referred to as the "Hypothec"), the whole including without limitation the following universalities of present and future properties:

     4.1 Immoveables

     All the immoveable properties of the Grantor, along with all property permanently physically attached or joined thereto so as to ensure the utility thereof (including the heating and air conditioning apparatus and watertanks) and which become immoveable by the effect of law, the hypothec on future immoveables to become effective upon the registration of a notice to that effect in accordance with section 2949 of the Civil Code of Quebec (collectively hereinafter referred to as the "Immoveables").

     4.2 Rentals, Revenues and leases of immoveables

     All rentals, annuities and revenues which are or may be produced by the Immoveables as well as any other right of the Grantor in any lease, present and future, which may affect such Immoveables.


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                                      -- 4 --

     4.3 Rental Insurance

     Proceeds of any insurance covering losses of revenue and rentals described in paragraph 4.2 above.

     4.4 Property in Stock

     All property in stock or inventory of every nature and kind of the Grantor whether in its possession, in transit or held on its behalf, including raw materials, work in process, finished goods or other materials, goods manufactured or transformed, or in the process of being so, by the Grantor or by others, packaging materials, property evidenced by bill of lading, animals, mineral substances, hydrocarbons and other products of the soil as well as all fruits thereof from the time of their extraction (hereinafter the "Property in stock").

     The Property in stock held by third parties under a lease agreement, a leasing contract, a franchise or licence agreement, or any other agreement entered into with or on behalf of the Grantor, is also subject to this Hypothec.

     Property having formed part of the Property in stock which is alienated by the Grantor in favour of a third person but in respect of which the Grantor has retained title pursuant to a reservation of ownership provision, shall remain charged by the Hypothec until title is transferred; any Property in stock the ownership of which reverts to the Grantor pursuant to the resolution or resiliation of any agreement or following its repossession is also subject to the Hypothec.

     4.5 Claims, Book Debts and Other Movable Property

          4.5.1 Claims, Receivables and Book Debts

          All of the Grantor's claims, debts, demands and choses in action, whatever their cause or nature, whether or not they are certain, liquid or exigible; whether or not evidenced by any title (and whether or not such title is negotiable), note, acceptances, bill of exchange or drafts; whether litigious or not; whether or not they have been previously or are to be invoiced; whether or not they constitute book debts. Hypothecated claims shall include: (i) indemnities payable to the Grantor under any all risk insurance policy, any life insurance policy or any liability insurance policy, subject to the rights of other creditors holding subsequent ranking hypothecs on the insured property, (ii) the sums owing to the Grantor in connection with interest or currency exchange contracts and other treasury or hedging instruments, management of risks or derivative instruments existing in favour of the Grantor ("SWAPS"), and (iii) the Grantor's rights in any credit balances, monies or deposits in accounts held for it by the Holder (subject to the Holder's compensation or set-off rights) or by any financial institution or any other person.

          4.5.2 Rights of Action

          The Grantor's rights under contract with third parties as well as the Grantor's rights of action and claims against third persons.

          4.5.3 Accessories

          The hypothecs, security interest, security agreement, guarantees, suretyships, notes, acceptances and accessories to the claims and rights described above and other rights relating thereto (including, without limitation, the rights of the Grantor


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                                      -- 5 --

     in its capacity as seller under any instalment sale, with respect to the claims hereby hypothecated which are the result of such sale).

          4.5.4 Movable Property

          All moveable property owned by the Grantor and covered by the instalment sales mentioned in paragraph 4.5.3 hereof.

          A right or a claim shall not be excluded from the Charged property merely because: (i) the debtor thereof is not domiciled in the Province of Quebec or (ii) the debtor thereof is an affiliate (as such term is defined in the Canada Business Corporations Act) of the Grantor (regardless of the law of the jurisdiction of its incorporation) or (iii) such right or claim is not related to the ordinary course of business or the operations of the Grantor.

     4.6 Securities

     All securities (including shares, debentures, units, bonds, obligations, rights, options, warrants, debt securities, investment certificates, units in mutual funds, certificates or other instruments representing such property) now or hereafter owned by the Grantor or held by the Grantor or on its behalf, including without limitation those issued or which will be issued by the corporations  or  partnerships  listed in Schedule "B" or by any  corporation or partnership successor thereto pursuant to an amalgamation or any other reorganization (a copy of which Schedule "B" remains annexed hereto after having been recognized as true and signed for identification by the representatives of the parties hereto); as well as all those which are delivered by the Grantor to the Holder or to a third party on its behalf from time to time.

     4.7 Equipment and Road Vehicles

     The equipment, office furniture, appliances, supplies, apparatus, tools, patterns, models, dies, blueprints, fittings, furnishings, fixtures, machinery and rolling stock (including road vehicles) of the Grantor, including additions and accessories and spare parts.

     4.8 Trade-Marks and Other Intellectual Property Rights

     All of the Grantor's rights in any trade-mark, copyright, industrial design, patent, goodwill, invention, trade name, trade secret, trade process, license, permit, franchise, know-how, plant breeders' right, integrated circuit topography and in any other intellectual property right, including any application or registration relating thereto if any, improvements and modifications thereto as well as rights in any claim against third parties in connection with the protection of any such intellectual property rights or infringement thereto, in Canada or abroad (sometimes hereinafter referred to collectively as the "Collateral"), including without limitation those listed in Schedule "B" hereto.

     4.9 Fruits and Revenues

     All cash, profits, proceeds, fruits, dividends, rights and revenues which are or may be produced by or declared or distributed with respect to the Charged property or in exchange thereof as well as the proceeds of the Charged property, including without limitation any property, equipment, negotiable instrument, bill, commercial paper, security, money, compensation for expropriation remitted, given in exchange or paid pursuant to


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                                      -- 6 --

a sale, repurchase, distribution or any other transaction with respect to the Charged property.

     4.10 Records and Others

     All records, data, vouchers, invoices and other documents related to the Charged property described above, including without limitation, computer programs, disks, tapes and other means of electronic communication of the Grantor, as well as the rights of the Grantor to recover such property from third parties, receipts, customer lists, distribution lists, directories and other similar property of the Grantor.

     Any and all Charged property which is acquired, transformed or manufactured after the date of this Deed shall be charged by the Hypothec, (i) whether or not such property has been acquired in replacement of other Charged property which may have been alienated by the Grantor in the ordinary course of business, (ii) whether or not such property results from a transformation, mixture or combination of any Charged property, and (iii) in the case of securities, whether or not they have been issued pursuant to the purchase, redemption, conversion or cancellation or any other transformation of the charged securities and without the Holder being required to register or re-register any notice whatsoever, the property charged under the Hypothec being the universality of the Grantor's present and future property.


5.   AMOUNT OF THE HYPOTHEC

     The amount for which the Hypothec is granted is a principal amount of one hundred million dollars ($100,000,000) with interest thereon from the date of this Deed at the rate of twenty-five percent (25%) per annum.


6.   SECURED OBLIGATIONS

     The Hypothec secures the due and punctual payment of all sums due or to become due by the Grantor under or pursuant to the Credit Agreement and the due and punctual performance of all other present and future obligations of the Grantor under or pursuant to the Credit Agreement and under or pursuant to this Deed, in each case whether now existing or hereafter arising, direct or indirect, absolute or contingent, matured or not.


     Any future obligation hereby secured shall be deemed to be one in respect of which the Grantor has once again obligated itself hereunder according to the provisions of section 2797 of the Civil Code of Quebec.


7.   ADDITIONAL  PROVISIONS  PERTAINING  TO THE  HYPOTHEC  ON RENTAL  INCOME AND
     LEASES

     With respect to any Immoveables generating rentals and revenues:


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                                      -- 7 --

     7.1  List of tenants

     The Grantor shall provide the Holder before January 30 each year, with a list containing the name of all tenants and details as to their leases as at the immediately preceding December 31. The Grantor shall obtain the prior written consent of the Holder with respect to the terms and conditions of any new lease or the modifications or renewals of any existing leases provided nothing herein shall compel the Holder to waive any right it may have pursuant to Article 1887 of the Civil Code of Quebec. Upon request of the Holder, acting reasonably, the Grantor shall further provide (i) a copy (or the original, when requested by the Holder) of all leases, present and future, relating to the Immoveables and any document and any useful information in connection therewith, and (ii) a written acknowledgment by the tenants, present and future, of the hypothec on rentals hereby created in the form required by the Holder.

     7.2  Leases and statement of revenues

     The Holder may require that all leases be subject to its approval, that they be subordinated to its rights hereunder and that the Grantor provide it on a yearly basis with a statement of revenues and expenditures concerning the Immoveables.

     7.3  Rents, annuities and revenues collection

     The Holder hereby authorizes the Grantor to collect all rents, annuities and revenues which are rental income; however, the Grantor shall not collect in advance more than one month of rent (other than a security deposit) nor shall it renounce to the payment of any rent. Such authorization may be revoked at any time by the Holder in accordance with what is provided for by law; in such a case, the Holder may exercise as it deems appropriate, to the exclusion of the Grantor, all rights, claims, privileges and hypothecs (legal or conventional) of the Grantor in order to maintain, renew, grant or terminate any lease, and to further protect or collect rents, annuities and revenues from the Immoveables.

     7.4  Collection

     The Holder shall have the right to bring an action for recovery of rentals, impleading the Grantor, it being understood that the Holder shall be under no obligation to exercise such right and shall not be liable for any loss or damage which may result from its failure to collect such rentals. The Holder shall have the right to deduct a ten per cent (10%) collection fee from any rentals collected as well as any commission usually charged by the Holder for the collection of rentals, miscellaneous costs and expenses (copies, service fees, legal counsel fees and others, opening files, surveillance fees, execution fees or fees for cancellation of lease) incurred as a result of such collection.


8.   ADDITIONAL PROVISIONS TO THE HYPOTHEC ON CLAIMS (OTHER THAN RENTALS)

     8.1  Authorization to Recover

     Save and except for claims resulting from an expropriation, those referred to in Section 9 hereof and save for any other claims for which collection is otherwise dealt with pursuant to any agreement entered into with the Holder or any other person, the Holder hereby authorizes the Grantor to recover all claims and other Charged property referred to in paragraph 4.5. Such authorization may be revoked at any time by the Holder by


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                                      -- 8 --

written notice with respect to all or any part of the hypothecated claims, whereupon the Holder shall be free to itself effect such recovery and to exercise any of the rights referred to in paragraph below; the Grantor shall then remit to the Holder all records, books, invoices, bills, contracts, titles, papers and other documents related to the claims. If, after such authorization is revoked (and even if such revocation is not yet registered or delivered to the holders of such claims), sums payable under such claims and property are paid to the Grantor, it shall receive same as mandatary of the Holder and shall remit same to the Holder promptly without the necessity of any demand to this effect.

     8.2  Recovery

     The Holder may recover all claims and other Charged property referred to in paragraph 4.5 in accordance with what is provided for by law; it may further exercise any rights regarding such Charged property and more particularly, it may grant or refuse any consent which may be required from the Grantor in its capacity as owner of such Charged property, and shall not, in the exercise of such right, be required to obtain the consent of the Grantor or serve the Grantor any notice thereof, nor shall it be under any obligation to establish that the Grantor has refused or neglected to exercise such rights, and it may further grant delays, take or abandon any security, make arrangements with debtors of any hypothecated claims, make compromises, grant releases and generally deal at its discretion with matters concerning all Charged property referred to in paragraph 4.5 without the intervention or consent of the Grantor.


9.   ADDITIONAL PROVISIONS TO THE HYPOTHEC ON SECURITIES

     The Holder may, at any time after the occurrence of a Default, transfer any securities or any part thereof into its own name or that of a third party appointed by it so that the Holder or its nominee(s) may appear as the sole registered holder, in which case:

     9.1  Voting rights

     All voting rights and any other right attached to such securities may be exercised by the Holder (without any obligation of the Holder to do so) or on behalf of the Holder.

     9.2  Revenues, dividends and others

     The Holder shall collect revenues, dividends and capital distributions and the Grantor shall cease to have any right thereto and the Holder may either hold same as Charged property or apply them in reduction of the Secured Obligations.

     9.3  Physical possession of the certificates

     The certificates representing the hypothecated securities may be kept in the possession of the Holder or in the possession of its agent.

     The Grantor hereby irrevocably appoints any officer or employee of the Holder as its attorney with full power of substitution and authority to execute such documents necessary to render effective the rights granted to the Holder pursuant to this Section 9.


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10.  ASSIGNMENT OF CLAIMS SUBJECT TO THE FINANCIAL ADMINISTRATION ACT

     The Grantor hereby assigns to the Holder by way of absolute assignment all its present and future claims which are subject to Sections 67 and 68 of the Financial Administration Act, as collateral and continuing security of all Secured Obligations. The Holder may, at any time, fulfill any of the formalities required by law to make such transfer enforceable, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect.


11.  REPRESENTATIONS AND WARRANTIES

     The Grantor hereby represents and warrants that:

     11.1 Legal person

     It is a legal person (corporation).

     11.2 Head office

     The  registered  office  or  domicile  of the  Grantor  is  located  in New
Brunswick.

     11.3 Incorporation

     It is duly incorporated and in good standing under the law of its jurisdiction of incorporation.

     11.4 Powers

     It has the capacity and the powers necessary to grant the Hypothec and to bind itself as herein provided for; the execution of this Deed, the compliance with its provisions and the performance of its covenants shall not entail or result in any breach of or default under any other agreement or document to which the Grantor is bound.

     11.5 Authorization of this Deed

     This Deed has been duly authorized by resolution or by any other necessary action under its constating documents, by-laws or otherwise, in order to give it full effect and to render its obligations fully enforceable, subject to applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting the enforcement of creditors' rights generally, from time to time in effect.

     11.6 Execution of this Deed

     This Deed has been executed by duly authorized persons.

     11.7 Business or firm names

     It uses no business or firm name other than those referred to in Schedule "B" hereof.


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                                      -- 10 --

     11.8 Titles of ownership and existing charges

     It is the unconditional and absolute owner of the Charged property, except for future property, and all such property is free and clear of any prior claim, hypothec, charge, security or security interest, seizure by garnishment, right of resolution or repossession or of any other right whatsoever existing in favour of persons other than the Holder and other than any such right which constitutes a Lien (as defined in the Credit Agreement) which is permitted in accordance with Section 7.01 of the Credit Agreement.

     11.9 Shareholder Agreement

     There exists no shareholders' agreement in connection with securities which are charged under this agreement other than a unanimous shareholders' agreement within the meaning of Section 99 of the Business Corporations Act (New Brunswick) between Sport Maska Inc. and SLM Trademark Acquisition Corp. dated April 9th, 1997 with respect to securities issued by SLM Trademark Acquisition Canada Corporation. There exists no restriction in the articles or other constating documents of the Grantor regarding the assignment or transfer of securities which are charged hereunder other than the restrictions pertaining to a closed company (as such term is defined in the Securities Act (Quebec)) and those declared in writing to the Holder.

     11.10 Location of Charged property

     The Charged property referred to in paragraphs 4.4, 4.6, 4.7 and 4.10 hereinabove is located in the premises described in Schedule "C" hereof or in transit thereto or therefrom (a copy of which Schedule "C" remains annexed hereto after having been acknowledged as true and signed for identification by the representatives of the parties hereto).

     11.11 Disposition of Charged property

     Except for property referred to in paragraph 4.4 hereinabove, it does not, in the ordinary course of its business, sell property similar to or of the same nature as the Charged property.

     11.12 Claims subject to the Financial Administration Act

     It has no claim falling under Section hereof, other than those indicated in Schedule "B" hereof.

     11.13 Claims secured by registered hypothec

     It has no claim which is secured by registered hypothec other than those indicated in Schedule "B" hereof.

     11.14 [NOT USED]


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                                      -- 11 --

     11.15 Litigation

     There are not any actions, suits or proceedings at law or by or before any governmental instrumentality or other agency or other regulatory authority now pending or, to the knowledge of any Responsible Officer (as defined in the Credit Agreement) of the Grantor, threatened against or affecting the Grantor to its businesses, assets or rights, as to which there is a reasonable likelihood of an adverse determination and which, if adversely determined, would, individually or in the aggregate, materially impair the ability of the Grantor to conduct business substantially as now conducted, or result in a Material Adverse Effect (as defined in the Credit Agreement).

     Grantor is not in violation of any law, or in default with respect to any judgment, writ, injunction, decree, rule or regulation of any court or governmental agency or instrumentality where such violation or default would result in a Material Adverse Effect.

     11.16 Default

     It is not in default under the present Deed.

     11.17 Intellectual Property

          11.17.1 all registration, applications for registration, filings and notices thereof in respect of the Collateral, including all relevant renewals, have been duly and properly made, are in full force and effect and are not subject to dispute by any governmental authority or agency and all leases, licences and other agreements affecting any right, title or interest of the Grantor in any of the Collateral (collectively, the "Third Party Agreements") are in good standing;

          11.17.2 none of the Collateral has been adjudged invalid or unenforceable or has been cancelled, in whole or in part, and all such Collateral is presently subsisting, valid, in good standing and enforceable, with the exception of those, if any, set out in Schedule B and identified as "pending applications", "cancelled/expunged registrations", "abandoned applications" or "registrations no longer in name of the Grantor";

          11.17.3 the Grantor is the exclusive owner or in the case of licensed Collateral, the sole and exclusive licensee, of the entire and unencumbered right, title and interest in and to each of the Collateral free and clear of any liens, charges and encumbrances except for any such lien, charge or encumbrance which constitutes a Lien which is permitted in accordance with paragraphs (a) and following of Section 7.01 of the Credit Agreement;

          11.17.4 the Collateral listed in Schedule B constitutes all of the intellectual property rights now owned by the Grantor;

          11.17.5 the Grantor has adopted, used continuously and currently is using all of the Collateral; all licensees of the Collateral (or all relevant portions thereof) from the Grantor as licensor have been licensed properly to use such Collateral and the Grantor has retained under license the direct or indirect control of the character or quality of the goods or services in connection with which use of such Collateral has been licensed by it; all use of such Collateral has been proper both in


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                                      -- 12 --

          form and in relation to the goods or services in connection with which the Collateral is used by the Grantor or its licensees; and proper ownership notices have been used by the Grantor or its licensees; and

          11.17.6 nothing contained in this Deed or the Credit Agreement, including, without limitation, the granting of the Hypothec by the Grantor in favour of the Holder, constitutes a breach under any Third Party Agreement.


12.  COVENANTS

     The Grantor hereby covenants:

     12.1 Information

     To give notice in writing to the Holder:

     - of any change whatsoever in its name and business names or in the representations and warranties hereinabove mentioned in Section 11;

     - of the name of any surety (guarantor) which may have guaranteed the payment of claims hypothecated hereby and other Charged property mentioned in paragraph 4.5 hereof;

     - of the name of the insurers to the insurance contracts referred to herein;

     - of the existence of any security, hypothec, prior claims or property right retained or assigned securing claims and other Charged property referred to in paragraph 4.5 hereof and, in such cases, to provide the Holder, upon demand, with satisfactory proof that such security or hypothec has been registered or published in accordance with applicable law in order for the rights of the Holder to be set up against third persons;

     - of the existence and details of any new claim arising hereafter, which claim, alone or together with any other claim falling under Section 10 hereof is material.

     12.2 Additional Information

     To provide the Holder with any information it may reasonably request with respect to the Charged property or in order to determine whether or not the Grantor is in compliance with its undertakings and obligations hereunder. The Grantor shall inform the Holder of any event, occurrence, or fact which might have a Material Adverse Effect.

     12.3 [NOT USED]

     12.4 Inspection

     To enable the Holder to examine, inspect and appraise, at the Grantor's expense, any Charged property, and to grant to the Holder access to all premises where such property may be located, all in accordance with the terms established under Section 6.01 of the Credit Agreement.


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                                      -- 13 --

     12.5 Preservation of the Hypothec

     To perform all acts and execute all deeds and documents (including notices of renewal) necessary to give full effect to the Hypothec and to ensure that it is at all times fully opposable against third persons.

     12.6 Compensation, Fees and Expenses

     To pay to the Holder from time to time all out of pocket costs and expenses relating to this Deed and to the exercise of all rights resulting in favour of the Holder from such Deed as well as all out of pocket costs and expenses incurred to set up the rights of the Holder against third persons, and all discharge fees (such costs and expenses shall include all reasonable fees and expenses of consultants, agents or counsels retained by the Holder); to reimburse the Holder for all out of pocket costs and expenses incurred by it for the purpose of carrying out the Grantor's obligations or of exercising its rights, all such costs and expenses bearing interest at an annual rate equal to the base rate of National Bank of Canada which shall be in force from time to time, plus 3%; National Bank of Canada's base rate shall be the one advertised as its rate of reference for determining the interest rate on commercial loans in Dollars granted in Canada; the obligations arising from this paragraph shall not exceed twenty-five per cent (25%) of the nominal value of the Hypothec; the repayment of such costs and expenses shall be secured by the Hypothec.

     12.7 Encumbrances and Title

     Not to grant, at any time hereafter, any easement, right-of ways, servitude or any other charges against the Charged property without having first obtained the prior written consent of the Holder, (save for public easements granted for utility purposes which do not affect materially unfavourably the Charged property) and to maintain the Charged property free and clear of any conventional or legal hypothec, prior claim under Articles 2650 et seq. of the Civil Code of Quebec, charge, security, garnishment, right of resolution or repossession or any other right in favour of a person or persons other than the Holder and other than in regard to a lien which is permitted in accordance with
Section 7.01 of the Credit Agreement; to preserve, warrant and defend its title against any claim, action or contestation.

     12.8 List of Property in Stock and Book Debts

     To give the Holder, from time to time, upon demand, a statement of the value of its Property in stock and a list of its book debts shown in the reverse order of their due date in accordance with the Credit Agreement.

     12.9 [NOT USED]

     12.10 [NOT USED]

     12.11 Lease and transfer

     Not to lease, sell, assign or otherwise alienate the Charged property, in whole or in part, without the prior written consent of the Holder, except for property referred to in paragraph 4.4 above which may be leased or sold in the ordinary course of business of the Grantor and except as expressly permitted in the Credit Agreement.


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                                      -- 14 --

     12.12 Maintenance

     The Grantor shall diligently pay the cost of any public utility services and authorizes the Holder to obtain from the related authorities the amounts due to this account and any information relating to payment of such charges.

     12.13 [NOT USED]

     12.14 Location of property

     Not to change the location of the Charged property unless it obtains the prior written consent of the Holder.

     12.15 Title

     To ensure that its right of ownership in any Charged property in the hands or possession of any third party remains opposable against third parties and, accordingly, that such right has been registered or published, if registration or publication is required by law for the purpose of opposition against third parties.

     12.16 Lessors

     If any of the Charged property is located in premises leased pursuant to a lease executed before January 1, 1994 (and where the registration of a legal hypothec has been perfected) or if it were moved to premises leased as aforesaid, to obtain a full cession of priority in favour of the rights of the Holder under the present Hypothec and to immediately notify, following the execution of the present Deed or immediately following the moving into the leased premises, the lessor of such premises, in writing, of the present Hypothec and to deliver to the Holder within three (3) days after such notification proof of same.

     12.17 [NOT USED]

     12.18 Use and destination

     Not to change the use or destination of the Charged property unless it obtains the prior written consent of the Holder.

     12.19 Value

     To protect and use the Charged property and to carry on its business so as to preserve its value.

     12.20 Release of Collateral

     The Hypothec shall not be discharged prior to the indefeasible payment in full of all amounts owing hereunder and under the Credit Agreement and the performance of all obligations of the Grantor hereunder and under the Credit Agreement.


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                                      -- 15 --

     12.21 Intellectual Property

     The Grantor shall:

          12.21.1 use its trade-marks, trade-mark registrations, trade-mark applications, trade names, business names, trade styles, logos, service marks, and all other forms of business identifiers (hereinafter the "Trade-marks") only on goods of at least as high quality as the goods on which the Grantor or its predecessor used the goods as of the date hereof and maintain the quality of any and all products in connection with which the Trade-marks and other Collateral is used, consistent with the quality of said products as of the date hereof;

          12.21.2 take or cause to be undertaken all steps necessary to protect the Grantor's interest in and to maintain the Collateral in good standing, including without limitation, to pursue diligently all applications through to registration and to renew all registrations and pay all maintenance fees as applicable, as well as attending to the filing of all required documentation;

          12.21.3 vigorously protect, preserve and maintain all of the Grantor's right, title and interest in the Collateral, including, without limitation, the prosecution and/or defence against any and all suits concerning validity, infringement, enforceability, ownership or other aspects affecting any of the Collateral (any expenses incurred in protecting, preserving and maintaining any of the Collateral shall be borne by the Grantor;

          12.21.4 upon written request by the Holder, execute and deliver any and all agreements, instruments, documents and papers as the Holder may reasonably request to evidence the Holder's Hypothec in the Collateral;

          12.21.5 perform all covenants required under any Third Party Agreement including, inter alia, promptly paying all required fees, royalties and taxes to maintain each and every item of the Collateral in full force and effect;

          12.21.6 if at any time or from time to time, Grantor (i) becomes aware of any Collateral of which the Grantor has not previously informed the Holder, (ii) obtains rights to any new Collateral, or (iii) becomes entitled to the benefit of any Collateral not identified in Schedule B, then the Grantor shall promptly notify the Holder and regardless of when the Grantor so notifies the Holder, Schedule B automatically shall be modified and amended to include any such Collateral and the provisions of this Deed automatically shall apply thereto;

          12.21.7 maintain up to date records regarding the Collateral;

          12.21.8 provide the Holder with a written report on each anniversary of this Deed regarding the status of the Collateral;

          12.21.9 not abandon any right to file a trade-mark application or patent application, or abandon any pending trade-mark or patent application,


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                                      -- 16 --

          or abandon any of the Collateral or any suits involving any of the Collateral, without the prior written consent of the Holder, which consent of the Holder shall not be reasonably withheld; and

          12.21.10 not take any action, or permit any action to be taken by any person or persons subject to its control, including licensees, or fail to take any action, which would adversely affect the validity, enforceability or transferability (to the Holder or otherwise) of all or any of the Collateral, and ensure generally that the Collateral is and remains valid, in good standing and enforceable.


13.  EVENTS OF DEFAULT

     The Grantor shall be in default hereunder without notice or other formality and the security hereby constituted shall immediately become enforceable, if it fails to pay any amount due or to become due under the Credit Agreement when due and in any of the following events ("Default"):

     13.1 [NOT USED]

     13.2 [NOT USED]

     13.3 [NOT USED]

     13.4 Cross default

     An Event of Default (as defined in the Credit Agreement) occurs under the Credit Agreement.

     13.5 Charged property

     If the Grantor fails at any time to maintain, preserve or protect all property material to the conduct of its businesses and keep such property in good repair, working order and condition (reasonable wear and tear excepted) or fails from time to time to make, or cause to be made, all needful and proper repairs, renewals, additions, improvements and replacements thereto which are necessary in order that the business carried on in connection therewith may be properly conducted in all material respects at all times.

     13.6 Other agreements

     The Grantor fails to pay any indebtedness or to perform any of the Grantor's obligations required to be paid or performed under any other agreement creating a charge against the Charged property.

     13.7 Insolvency and bankruptcy

     The Grantor ceases to carry on its enterprise or an important part thereof, becomes insolvent or becomes subject to proceedings, makes an assignment or files a notice to file a proposal under any law relating to insolvency, bankruptcy, reorganization or to arrangements with creditors or any petition in bankruptcy is taken against the Grantor.


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                                      -- 17 --

     13.8 [NOT USED]

     13.9 [NOT USED]

     13.10 Hypothecary rights

     Any of the Charged property is subject to a hypothecary right from another creditor, a partition procedure, a "sale of an enterprise" as it is understood under sections 1767 and ssq. of the Civil Code of Quebec or an expropriation, except to the extent or under circumstances permitted in accordance with the Credit Agreement.

14.  HOLDER'S RECOURSES IN CASE OF DEFAULT

     14.1 Payment of Indebtedness

     In case the Hypothec shall have become enforceable, on account of one or the other of the events mentioned in Section 13 or paragraph 13.1 through 13.10 above, the Holder may, in its discretion, at any time or times, demand payment of all or any part of the Secured Obligations and the same shall forthwith become immediately due and payable to the Holder. Any payment then made by the Grantor shall be deemed to have been made in discharge of its obligations hereunder or under the Credit Agreement, and any money so received by the Holder shall be applied as provided for in paragraphs 14.13 and 15.4 hereof.

     14.2 Exercise of rights

     In case the Hypothec shall have become enforceable and the Grantor shall have failed to pay the Holder, on demand, the outstanding amount due under the Credit Agreement together with any other amounts secured hereunder, the Holder may in its discretion through its officers, agents or attorneys, exercise any right of action provided for under this Deed (and more particularly under this Section 14) or by law or in equity including without limitation any of the hypothecary rights provided for under sections 2748 to 2794 of the Civil Code of Quebec and any rights or remedies provided to secured parties under any applicable personal property security legislation.

     14.3 Rights of the Holder

     Whatever hypothecary rights the Holder elects to exercise or whatever rights or recourses the Holder elects to exercise either pursuant to the law of any other jurisdiction or in equity, the following provisions shall apply:

          14.3.1 the Holder may, in its discretion, at the Grantor's expense:

          14.3.1.1 pursue the transformation of the Charged property or any work in process or unfinished goods comprised in the Charged property and complete the manufacture or processing thereof or proceed with any operations to which such property is submitted by the Grantor in the ordinary course of its business and acquire property for such purposes;

          14.3.1.2 alienate or dispose of any Charged property which may be obsolete, may perish or is likely to depreciate rapidly;


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                                      -- 18 --

          14.3.1.3   use  for  its  benefit  all   information   obtained  while
                     exercising its rights;

          14.3.1.4 perform any of the Grantor's obligations or covenants hereunder;

          14.3.1.5 exercise any right attached to the Charged property on such conditions and in such manner as it may determine, acting reasonably, including without restriction the grant of licences whether general or special on an exclusive or non exclusive basis, of any intellectual property charged hereunder;

          14.3.1.6 for the exercise of any of its rights, utilize without charge the Grantor's plant, equipment, machinery, process, informations, records, computer programs and intellectual property; for the purposes hereof the Grantor shall, at the request of the Holder, concurrently with or after the execution of these presents execute a power of attorney with respect to intellectual property (in conformity with Section 15.9 hereof) in favour of the Holder;

          14.3.1.7 borrow monies or lend monies and, in such cases, the monies borrowed or lent by the Holder shall bear interest at the rate then obtained or charged by the Holder for such borrowing or loan; these monies shall be reimbursed by the Grantor on demand and, until they have been repaid in full, such monies and interest thereon shall be secured by the present Hypothec and be paid in priority of any other sums secured hereunder;

          14.3.1.8   maintain or repair, restore or renovate,  begin or complete
                     any  construction   work  on  or  related  to  the  Charged
                     property;

          14.3.2 the Holder shall exercise its rights in good faith in order to attempt to reduce the Secured Obligations, in a reasonable manner, taking into account all circumstances;

          14.3.3 the Holder may, directly or indirectly, purchase or otherwise acquire the Charged property;

          14.3.4 the Holder, when exercising its rights, may waive any right of the Grantor, with or without consideration therefor;

          14.3.5 the Holder shall have no obligation to make an inventory of the Charged property, to take out any kind of insurance with respect thereof or to grant any security whatsoever;

          14.3.6 the Holder shall not be bound to continue to carry on the Grantor's enterprise or to make any productive use of the Charged property or to maintain such property in operating condition;

          14.3.7 the Grantor shall, upon request of the Holder, move the Charged property and render it available to the Holder unto premises designated by the Holder and which, in its opinion, shall be more suitable in the circumstances.


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                                      -- 19 --

     14.4 Grantor's remedy

     If the Grantor remedies the default mentioned in any prior notice of exercise of hypothecary right, the Grantor shall, as required by law, pay all reasonable fees incurred by the Holder by reason of the default; these fees shall include without limitation the administrative fees of the Holder, the legal fees of its legal advisers and fees paid to experts.

     14.5 Taking in payment

     If the Holder elects to exercise its right to take in payment the Charged property and the Grantor requires that the Holder instead sell by itself or under judicial authority, the Charged property on which such right is exercised, the Grantor hereby acknowledges that the Holder shall not be bound to abandon its recourse of taking in payment unless, prior to the expiry of the time period allocated for surrender, the Holder (i) has been granted a security satisfactory to it, to ensure that the proceeds of the sale of the Charged property will be sufficient to pay the Secured Obligations in full, (ii) has been reimbursed for all reasonable costs and expenses incurred in connection to this Deed, including all fees of consultants and legal counsel and (iii) has been advanced the necessary sums for the sale of said Charged property; the Grantor further acknowledges that the Holder alone is entitled to select the type of sale it may wish to conduct or have conducted.

     14.6 Surrender of Charged property

     The Grantor will be deemed to have surrendered the Charged property which is in the possession of the Holder, or of a third party on its behalf, if the Holder has not, within the delays determined by law or by a tribunal to surrender, received written notice from the Grantor to the effect that it intends to contest the exercise of the hypothecary recourse set forth in the prior notice.

     14.7 Evaluation

     Where the Holder sells the Charged property itself, it shall not be required to obtain any prior evaluation by a third party.

     14.8 Sale of Charged property

     The Holder may elect to sell the Charged property after giving such prior notices as may be required by law, in which event (i) the sale may be made with legal warranty given by the Grantor or with complete or partial exclusion of such warranty; (ii) the sale may be made cash or with a term or under such reasonable conditions determined by the Holder; and (iii) upon failure of payment of the purchase price, the Holder may resiliate or resolve such sale and such Charged property may then be resold.

     14.9 Use of premises

     In order to exercise any of its rights, the Holder may use the premises located in the Immoveables.

     14.10 Several Administrators

     Where several administrators are involved, the parties hereto waive the applications of sections 1332 to 1338 inclusively of the Civil Code of Quebec.


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                                      -- 20 --

     14.11 Appointment of Agent

     The Holder may appoint an agent or a receiver and manager (collectively a "Receiver") over all or any portion of the Charged property by written instrument in accordance with Section 14.12 or may apply to a court for the appointment of a Receiver to take possession of all or such part of the Charged property as the Holder shall designate, with such duties, powers and obligations as the court making the appointment shall confer, and the Grantor hereby irrevocably consents to the appointment of such Receiver.

     14.12 Appointment of Receiver

     The Holder may with or without taking possession, by instrument executed by the Holder, appoint a Receiver of all or any part of the Charged property and of the rents, income and profits therefrom and may from time to time by similar instrument remove any Receiver and appoint another in its place and upon the appointment of any such Receiver or Receivers from time to time the following provisions shall apply:

          14.12.1 every such Receiver shall be vested with all of the rights, powers, remedies and discretions of the Holder set forth in Section
          14.3.1.1 to 14.3.1.8, inclusively, including, without limitation, the power to sell, for cash or credit or part cash and part credit, lease or dispose of all or any part of the Charged property, whether by public auction or by private sale or lease in such manner and on such terms as it may determine in its absolute discretion acting reasonably and to do all acts, exercise all discretions and make all determinations of the Holder described therein;

          14.12.2 every such Receiver shall have the power to borrow money on the security of the Charged property in priority to the security created by this Deed for the purpose of the preservation, maintenance, completion or protection of the Charged property or any part thereof or for making any replacements thereof or improvements and additions thereto or for carrying on all or any part of the business of the Grantor relating to the Charged property, and in so doing the Receiver may issue certificates designated as "Receiver's Certificates" which may be payable either to order or to bearer and may be payable at such time or times as the Receiver may think expedient and shall bear interest at such rates of interest as the Receiver may consider reasonable, and the amounts from time to time payable pursuant to such Receiver's Certificates shall form a charge upon the Charged property in priority to the security created by this Deed;

          14.12.3 the Holder may from time to time fix the remuneration of every such Receiver who shall be entitled to deduct the same out of the receipts derived from or comprising part of the Charged property or the proceeds thereof;

          14.12.4 every such Receiver shall be deemed to be an agent of the Grantor and not of the Holder for the purposes of:

          (i) carrying on and managing the business and affairs of the Grantor, and


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                                      -- 21 --

          (ii) establishing liability for all of the acts or omissions of the Receiver while acting as such and the Holder shall not be in any way responsible for any acts or omissions on the part of any such Receiver, its officers, employees and agents,

          the  Grantor  hereby  irrevocably   authorizing  the  Holder  to  give
          instructions to the Receiver relating to the performance of its powers and discretions as set out herein;

          14.12.5 the appointment of every such Receiver by the Holder or anything which may be done by any such Receiver or the removal of any such Receiver or the termination of any such receivership shall not have the effect of constituting the Holder a mortgagee in possession in respect of the Charged property or any part thereof;

          14.12.6 no such Receiver shall be liable to the Grantor to account for moneys other than moneys actually received by such Receiver in respect of the Charged property and every such Receiver shall apply such moneys so received in the manner provided in Section 14.13; and

          14.12.7 the Holder may at any time and from time to time terminate any such receivership by notice in writing executed by the Holder to any such Receiver;

     14.13 Imputation of payments

     Except as herein otherwise expressly provided, to the greatest extent permitted by applicable law, all monies arising from any sale or realization of the Charged property, in whole or in part, whether under any sale by the Holder or by judicial process or otherwise, shall be applied, together with any other monies then in the hands of the Holder and available for such purpose, in the first place to pay or reimburse the Holder's fees, charges, expenses, borrowing, advances and all other moneys provided or obtained by it or at its request in or about the execution of its powers and rights with respect to these presents, with interest thereon as herein provided, and the residue of the said moneys shall be applied on account of Secured Obligations or, at the option of the Holder, may be held unappropriated in a collateral account in order to provide for payment of any charge ranking prior to the Hypothec.

     The Grantor shall only be credited with amounts received by the Holder in cash from the possession, sale, lease or other disposition of, or realization upon, the Charged property as and when such cash is received.

     14.14 Liability of Grantor

     The Grantor shall remain liable to the Holder for any deficiency remaining after the application of the proceeds of any sale, lease or disposition of the Charged property by the Holder.


================================================================================

================================================================================
                                      -- 22 --

15.  GENERAL PROVISIONS

     15.1 Additional Security

     The Hypothec created hereby is in addition to and not in substitution of or in replacement for any other hypothec or security held by the Holder and shall not impair the Holder's rights of compensation and set-off.

     15.2 Investments

     The Holder may, at its entire discretion, invest any monies or instruments received or held by it pursuant of this Deed or deposit same in a non-interest bearing account without having to comply with any legal provisions concerning the investment of property of others.

     15.3 Set-off

     Provided the Secured Obligations are due and exigible or that the Holder is entitled to declare them owing and exigible, the Holder may compensate and set-off any Secured Obligations with any and all amounts then owed to the Grantor by the Holder in any capacity, whether due or not, and the Holder shall then be deemed to have exercised such right to compensate and set-off as at the time the decision was taken by it even though the entry therefor is made on the Holder's record subsequent thereto.

     15.4 Imputation of Payments

     The Holder shall be at liberty to impute any amounts collected in the exercise of its rights prior to or after any Default as it may choose without having to comply with any provisions of the Civil Code of Quebec concerning the imputation of payments.

     15.5 Delays

     The Holder may grant delays, take any security or renounce thereto, accept compromises, grant quittances and releases and generally deal, with any matters related to the Charged property, the whole without limiting the rights of the Holder and without reducing the liability of the Grantor.

     15.6 Continuing Security

     The Hypothec shall be a continuing security and shall remain in full force and effect despite the repayment from time to time, of the whole or of any part of the Secured Obligations; it shall remain in full force until the execution of a final release by the Holder.

     15.7 Time of Essence

     The mere lapse of time provided for the Grantor to perform its obligations or the expiry of any term therefor shall automatically create a default hereunder, without the Holder being obliged to serve any notice or prior notice upon the Grantor.


================================================================================

================================================================================
                                      -- 23 --

     15.8 Cumulative Rights

     The rights and recourses of the Holder hereunder are cumulative and do not exclude any other rights and recourses which the Holder might have. No omission or delay on the part of the Holder in the exercise of any right shall have the effect of operating as a waiver of such right. The partial or sole exercise of a right or power will not prevent the Holder from exercising thereafter any other right or power. The Holder may exercise its right hereunder without any obligation to exercise any right against any other person liable for payment of the Secured Obligations and without having to enforce any other security granted with respect to the Secured Obligations.

     15.9 Irrevocable power of attorney

     The Holder is hereby designated as the irrevocable attorney of the Grantor with full powers of substitution for the purposes hereof or for the purpose of carrying out any and all acts and executing any and all deeds, proxies or other documents which the Holder may deem useful in order to exercise its rights or which the Grantor neglects or refuses to execute or to carry out, provided however that, if a Default has not occurred and is not continuing, the Grantor shall have been requested by the Holder to do so by a three (3) Business Days prior written notice.

     15.10 Performance

     The Holder may, at its entire discretion, perform any of the Grantor's liabilities under this Deed. It may then immediately request payment of any expense incurred in doing so, including interest at the rate provided for in paragraph 12.6 above, and such repayment is secured by the Hypothec.

     15.11 Delegation

     The Holder may, at its entire discretion, appoint any person or persons for the purpose of exercising any of its rights, actions or the performance of any covenant resulting from this Deed or law or equity; in such case, the Holder may supply such person with any information it holds relating to the Grantor or to the Charged property.

     15.12 Title deeds

     All titles of ownership, land surveys, certificates of location and other documents related to the Immoveables shall upon request be remitted to the Holder who is entitled to keep them until a final release and discharge of this Hypothec is obtained.

     15.13 Waiver

     Where the Grantor has taken an Immoveable in payment for an hypothecated claim ranking prior to the present Hypothec, the Grantor waives its right to take advantage of the provisions of section 2771 of the Civil Code of Quebec.

     15.14 Liability

     The Holder shall not be liable for material injuries or damages resulting from its fault, or the fault of its agents, officers, consultants, unless such fault is gross or intentional.


================================================================================

================================================================================
                                      -- 24 --

     15.15 Successors and Assigns

     The rights hereby conferred upon the Holder shall benefit all its successors, nominees and assigns including any entity resulting from the merger of the Holder with any other person or persons. The Holder may assign, transfer and deliver to any transferee any or all of the Secured Obligations or any security or any documents or instruments held by the Holder in respect thereof, including, without limitation, the Credit Agreement, provided that no such assignment, transfer or delivery shall release the Grantor from any of the Secured Obligations. Such transferee shall be vested with all powers and rights of the Holder under such security, documents or instruments to the extent of any such assignment, transfer or delivery but the Holder shall retain all rights and powers with respect to any such security documents or instruments not so assigned, transferred or delivered.

     15.16 Notices

     Any notice to the Grantor shall be delivered to its address set out above or to any other address in Canada of which the Holder has been given written notice; any notice to the Holder shall be delivered to the Holder's branch located at the address set out above.

     15.17 Receipt of Notice

     A notice given hereunder shall be deemed to have been received by the other party on the date of its delivery, when delivered on a Business Day, or on the third (3rd) Business Day after it has been mailed, if sent prepaid by certified or registered mail, or the day of its transmission, if transmitted by facsimile on or before 3:00 p.m. on a Business Day or on the Business Day next following the day of transmission if transmitted by facsimile after 3:00 p.m.

     15.18 Severability

     Every provision of this Deed is and shall be independent of the other and in the event that any part of this Deed is declared invalid, illegal or unenforceable, then the remaining terms, clauses and provisions of this Deed shall not be affected by such declaration and all the remaining clauses of this Deed shall remain valid, binding and enforceable.


16.  [NOT USED]


17.  GOVERNING LAW

     This Deed shall be governed by and construed in accordance with the laws of the Province of Quebec, including the rules relating to conflicts of laws provided for thereunder.

18.  AMENDMENTS

     No amendment may be made to this Deed unless signed by the Grantor and the Holder.


================================================================================

================================================================================
                                      -- 25 --


19.  FORMAL DATE

     This Deed may be referred to as bearing formal date of the first (1st) day of April, Nineteen hundred and ninety-seven (1997), notwithstanding the actual date of its execution.

20.  ENGLISH LANGUAGE

     The parties hereto confirm that the present agreement has been drawn up in the English language at their request. Les parties aux presentes confirment que la presente convention a ete redigee en langue anglaise a leur demande.

21.  INCONSISTENCIES

     This Deed is executed pursuant to the Credit Agreement and is subject to the terms thereof. In the event of any contradiction between the terms hereof and the comparable terms of the Credit Agreement, the terms of the Credit Agreement shall prevail.


WHEREOF ACTE:

DONE and PASSED at the City of Montreal, Province of Quebec, on the date aforesaid, and remains of record in the office of the undersigned Notary under his minute number
Five Thousand Seven Hundred and Eighty-Seven
____________________________________________  (  5787  ).

AND after the parties had declared to have taken cognizance of these presents and to have exempted the said Notary from reading them or causing them to be read, the said duly authorized officers of the Grantor and the Holder respectively have signed these presents, all in the presence of the said Notary who has also signed.


                         SPORT MASKA INC.


                         per: /s/  D. Bruce Randall
                              ------------------------
                              D. Bruce Randall
                               Secretary



                         THE CHASE MANHATTAN
                         BANK OF CANADA


                         per: /s/ Illegible
                              ------------------------



                         /s/ Mtre Richard Trudeau
                         -----------------------------
                         Mtre Richard Trudeau, Notary


Doc. 394989.06


================================================================================

                         TRUE COPY OF THIS
                         ORIGINAL WHICH
                         REMAINS IN MY OFFICE

                                   /s/ Illegible

================================================================================
                                  SCHEDULE "A"

[NOT USED]









#394989.06


================================================================================

================================================================================
                                  SCHEDULE "B"


B.1  Securities (par. 4.6)

     Sport Maska Europe S.A.R.L.

     SLM Trademark Acquisition Canada Corporation

     St-Lawrence Manufacturing Canada Inc. - Manufactures St-Laurent Canada Inc.

B.2  Trade-Marks and Other Intellectual Property (par. 4.8)




                                SPORT MASKA INC.

                        REGISTERED PATENTS AND INDUSTRIAL
                             DESIGNS / APPLICATIONS



UNITED STATES

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

    April 20, 1982           Uniforms for Hockey Players
                             (Registration N(degree) 4,325,148)

     May 31, 1983            Preformed Lining Component for Skate Boots
                             (Registration N(degree) 4,385,456)

     June 13, 1989           Double knit fabric with holes therethrough and
                             knitted color bands
                             (Registration N(degree) 4,838,045)

    January 9, 1990          Double knit fabric with holes therethrough and
                             knitted color bands
                             (Registration N(degree) 4,891,958)

     June 5, 1990            Hockey glove having lateral padded wart with split
                             and flexible insert
                             (Registration N(degree) 4,930,162)

     July 17, 1990           Method of producing double knit fabric with holes
                             therethrough and knitted color bands
                             (Registration N(degree) 4,941,331)

   October 23, 1990          Method and apparatus for vacuum molding
                             multi-layer footwear
                             (Registration N(degree) 4,964,229)

    March 19, 1991           Shin guard
                             (Registration N(degree) 4,999,847)

    April 16, 1991           Chest protector
                             (Registration N(degree) 5,007,108)


================================================================================

================================================================================
                                      -- 2 --


UNITED STATES

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------
    March 10, 1992           Protective equipment having a rebound controlling
                             insert
                             (Registration N(degree) 5,093,931)

     June 7, 1994            Runner support for a skate
                             (Registration N(degree) 5,318,310)

   February 10, 1995         Protective sports glove
                             (Serial N(degree) 08/386,534)

   December 26, 1995         Skate Toe Area Bumper
                             (Serial N(degree) 29/048,340)

   December 26, 1995         Boot Design for an In-line Skate
                             (Serial N(degree) 29/048,341)

   December 26, 1995         Chassis Design for In-line Skates
                             (Serial N(degree) 29/048,347)

   December 26, 1995         Heel Wedge Design for a skate
                             (Serial N(degree) 29/048,339)

   November 22, 1996         Boot Design for a Skate
                             (Serial N(degree) 29/062,739)

   November 22, 1996         Tongue Insert Design for a Boot
                             (Serial N(degree) 29/062,711)

   November 22, 1996         Outsole Design for a Boot
                             (Serial N(degree) 29/062,738)

   November 22, 1996         Tongue Design for a Boot
                             (Serial N(degree) 29/062,746)

   November 22, 1996         Tongue Design for a Boot
                             (Serial N(degree) 29/062,747)

   December 12, 1996         Protective Pants
                             (Serial No. 29/063,685)

   January 16, 1997          Outsole Design for a Boot Having an Insert
                             (Serial No. 29/064,971)

   January 24, 1997          Skate Boot Having an Outsole with a Rigid Insert
                             (Serial No. 08/787,304)



AUSTRALIA

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

    August 27, 1993          Runner Support for a skate (Serial N(degree):
                             49381/93). (This patent was applied for in Australia by PCT patent Serial N(degree):
                             PCT/CA93/00350)


================================================================================

================================================================================
                                      -- 3 --



CANADA

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

     July 12, 1983           Uniforms for Ice Hockey Players
                             (Registration N(degree) 1,149,554)

    August 28, 1984          Uniforms for Ice Hockey Players
                             (Registration N(degree) 1,173,203)

     June 28, 1983           Preformed lining component for skate boots
                             (Registration N(degree) 1,148,738)

   December 28, 1988         Double Knit fabric with holes throughout and
                             knitted color bands
                             (Registration N(degree) 1,247,393)

   December 28, 1988         Method of producing double knit fabric with holes
                             throughout and knitted color bands
                             (Registration N(degree) 1,247,392)

     July 14, 1989           Method and apparatus for vacuum molding
                             multi-layer footwear
                             (Registration N(degree) 1,318,502)

  September 12, 1989         Hockey glove having lateral padded wart with split
                             and flexible insert
                             (Registration N(degree) 1,272,352)

    August 28, 1990          Chest protector (Serial N(degree) 2,065,327)

    August 29, 1990          Shin guard (Serial N(degree) 2,024,251)

     July 20, 1990           Protective equipment having a rebound controlling
                             insert
                             (Serial N(degree) 2,063,814)

   October 19, 1990          Protective rim configuration for hard-shelled
                             safety helmet
                             (Registration N(degree) 2,067,739)

   January 26, 1993          Runner support for a skate
                             (Serial N(degree) 2,088,077)

   February 2, 1995          Protective sports glove
                             (Serial N(degree) 2,141,702)

     June 26, 1996           Toe Area Bumper for Skate
                             (Serial N(degree) 1996 -- 1467 Industrial Design)

     June 26, 1996           Skate Boot
                             (Serial N(degree) 1996 -- 1468 Industrial Design)

     June 26, 1996           Wheel Support for In-line Skates
                             (Serial N(degree) 1996 -- 1469 Industrial Design)

     June 26, 1996           Heel Wedge Design for Skate
                             (Serial N(degree) 1996-- 1466 Industrial Design)


================================================================================

================================================================================
                                      -- 4 --



CZECH REPUBLIC

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

    August 27, 1993          Runner support for a skate
                             (Serial N(degree) PV 522-95)
                             (This patent was applied for in the Czech Republic by PCT patent Serial N(degree) PCT/CA93/00350)



EUROPEAN PATENT

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

   February 5, 1990          Method and apparatus for vacuum molding
                             multi-layer footwear
                             (Registration N(degree) 391,752)
                             Runner support for a skate
                             (Serial N(degree) 93 918 832.2)



FINLAND

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

   February 2, 1990          Method and apparatus for vacuum molding
                             multi-layer footwear
                             (Registration N(degree) 92,011)

    August 27, 1993          Runner support for a skate (Serial N(degree)
                             950867). (This patent was applied for in Finland by PCT patent Serial N(degree) PCT/CA93/00350)



JAPAN

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

    August 27, 1993          Runner support for a skate (Serial N(degree)
                             506,709/94). (This patent was applied for in Japan by PCT patent Serial N(degree) PCT/CA93/00350)



NORWAY

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

   February 2, 1990          Method and apparatus fore vacuum molding
                             multi-layer footwear (Registration N(degree)
                             175,801)



PCT PATENT

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

    August 27, 1993          Runner support for a skate (Serial
                             N(degree) PCT/CA93/00350)


================================================================================

================================================================================
                                      -- 5 --


SWEDEN

   Application Date                       Patent / Industrial Design
------------------------     ---------------------------------------------------

  September 13, 1982         Hockey helmet (Registration N(degree) 452,412)

                       -- 6 --

                           SPORT MASKA INC.
                REGISTERED TRADE-MARKS  --  APPLICATIONS

                        UNITED STATES / CANADA

           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
ACUFLEX                              Canada         405,109   TMA 228,153   Ice hockey sticks.
AIR KNIT                             Canada         572,109   TMA 339,498   Hockey and baseball jerseys.
AIR KNIT                              U.S.       73/644,425   1,552,007     Sweaters for hockey, baseball, ringuette, rugby and
                                                                            broomball.
ARMORLITE                            Canada         290,330   TMA 145,520   Hockey protective equipment; chin and knee guards,
                                                                            gloves and shoulder pads.
ARRESTER                             Canada         744,875                 In-line skate brakes.
ARRESTER                              U.S.       74/480,370                 In-line skate brakes.
Back of skate design (#5)            Canada         573,667   TMA 335,064   Skates.
Back of skate design (#5)             U.S.       73/658,870   1,518,093     Ice Skates.
Back of skate design (#17)           Canada         652,193                 Skates.
CHAMPION                             Canada         158,777   TMDA056,266   Ice skates; hockey sticks, pucks, tennis rackets and
                                                                            badminton rackets.
CLASSIC                              Canada         624,556                 Sports apparel, hockey protective equipment.
COBRA                                 U.S.       74/415,188   1,902,205     In-line roller skates.
CONCORDE                             Canada         732,972   TMA 432,525   In-line roller skates.
CONCORDE                              U.S.       74/415,179                 In-line roller skates.
CORSAIR                              Canada         732,969   TMA 432,523   In-line roller skates.
CORSAIR                               U.S.       74/415,178   1,873,342     In-line roller skates.

                       -- 7 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
CYCLONE                              Canada         509,947   TMA 294,472   Ice skates.
DUOPRO                               Canada         473,265   TMA 274,326   Vests (jerseys).
DUOPRO; Design (#10)                 Canada         473,648   TMA 277,412   Vests (jerseys).
DURA TAN                             Canada         609,152   TMA 353,060   Treated leather used inside of skates.
DYNASTEEL                            Canada                   TMA 326,316   Ice Skate blades.
DYNO MAX                             Canada         465,204   TMA 269,379   Ice hockey skates.
EAGLE                                Canada         732,967   TMA 432,521   In-line roller skates.
EAGLE                                 U.S.       74/415,190   1,924,720     In-line roller skates.
ELEGANCE                             Canada         529,570   TMA 310,931   Skates.
EXPRESSIONS                          Canada         529,569   TMA 307,477   Skates.
FALCON                               Canada         732,971                 In-line roller skates.
FALCON                                U.S.       74/415,189                 In-line roller skates.
FAST FORWARD                         Canada         735,370                 In-line roller skates.
FLEXWART                             Canada         624,557   TMA 363,814   Hockey gloves.
GARA                                  U.S.        1,690,343   1,690,343     Protective sports crash helmets.
GCK                                  Canada         439,217   TMA 261,202   Hockey jerseys and socks, football, soccer and baseball
                                                                            jerseys.
GCK & Design                         Canada         322,971   TMA 174,681   Jerseys and vests.
GCK & Design                         Canada         404,670   TMA 229,051   Hockey jerseys and socks, football, soccer and baseball
                                                                            jerseys.
GRIPTITE                             Canada         640,424   TMA 379,694   Lining for ice skates.
HELL LACE                            Canada         616,290   TMA 390,056   Ice Skates.
Heel wedge design (#16)              Canada         651,813   TMA 400,728   Skates.

                       -- 8 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
Heel wedge design (#16)               U.S.       74/467,943                 Skates.
Hockey helmet design (#22)           Canada         717,150                 Hockey helmet.
Hockey player design (#14)           Canada         621,220   TMA 364,289   Jerseys.
ICE QUEEN                            Canada         489,659   TMA 299,940   Ice skates.
IMPERIAL                             Canada         511,601   TMA 302,320   Skates.
IMPERIAL & Design (#11)              Canada         158,771   TMDA56111     Hockey sticks.
INTRUDER                             Canada         732,962   TMA 432,518   In-line roller skates.
INTRUDER                              U.S.       74/415,186   1,899,995     In-line roller skates.
Irregular design (#4)                Canada         589,579   TMA 346,635   Skates.
Irregular design (#4)                Canada         589,580   TMA 346,636   Skates.
Lateral window design (#6)           Canada         622,189   TMA 365,552   Ice skates.
Lateral window design (#6)            U.S.       73/833,925                 Ice skates.
MASKA                                Canada         387,837   TMA 277,946   Jerseys, hockey jerseys.
MASKA                                 U.S.       73/183,066   1,159,225     Sports clothing, namely, shorts, pants, shirts,
                                                                            sweaters, socks, warm-up and practice suits.
MK & DESIGN                          Canada                   TMA 236,679   Ice skates.
MK & DESIGN                          Canada                   TMA 237,887   Ice skates.
MUSTANG                              Canada         621,028   TMA 360,366   Skates.
MUSTANG                               U.S.       73/782,809   1,592,164     Ice skates.
NTR & Design (#24)                   Canada         708,565   TMA 423,731   Roller skates and clothing.
NTR & Design (#24)                    U.S.       74/348,290                 Roller skates and in-line skates.
NYLITE                                U.S.       73/031,568   1,043,627     Ice skates.
ORBIT                                Canada         380,309   TMA 210,775   Ice skates and Inner boots.

                       -- 9 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
ORBIT                                 U.S.       73/050,420   1,056,153     Hockey skates and figure skates.
ORBIT SUPER COMP                     Canada         500,756   TMA 288,359   Hockey skates and figure skates.
ORBIT SUPER PRO                      Canada         477,940   TMA 273,021   Skates.
Oval design (#3)                     Canada         589,576   TMA 357,581   Skates.
Oval design (#3)                     Canada         589,578   TMA 346,634   Skates.
Oval on skate tongue design (#25)    Canada         751,218                 Skates.
PASTIME                              Canada         082,200   TMDA19859     Ice Skates and Blades.
PLEINE PUISSANCE                     Canada         711,178   TMA 415,836   Ice skates; advertisement campaign for ice skates.
POWERLINE                            Canada         627,075   TMA 374,817   Hockey equipment.
PRO 1                                Canada         494,685   TMA 286,676   Skates.
PRO-GARD                             Canada         263,497   TMA 124,604   Heel protectors for skates, gloves, helmets, chin guards
                                                                            and mouth guards.
PRO-GARD                              U.S.       72/128,248   738,975       Heel protectors for skates, gauntlets, helmets and body
                                                                            protective equipment.
PROLITE                              Canada         163,620   UCA 02346     Ice skates, protective hockey equipment, hockey gloves.
PROLITE                               U.S.       71/698,770   637,101       Ice skates, bicycles and hockey sticks.
PROLITE II                           Canada         453,584   TMA 260,127   Steel blades for ice skates.
PROPAC                               Canada         458,735   TMA 268,301   Body protectors for ice hockey.
PRO-PAC                               U.S.       74/430,885                 Body protectors.
PROWLER                              Canada         732,968   TMA 432,522   In-line roller skates.
PROWLER                               U.S.       74/415,176   1,871,999     In-line roller skates.
RAPIDE                               Canada         379,991   TMA 214,942   Skating boots.
Rectangle tongue design (#15)        Canada         651,814                 Skates.

                      -- 10 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
REVOLVER                             Canada         740,168   TMA 434,561   In-line roller skates and chassis.
REVOLVER                              U.S.       74/454,126                 In-line roller skates and chassis.
ROLLERMAN                            Canada         768,455                 Clothing.
ROLLERMAN                             U.S.       74/595,665                 Clothing.
Rollerman & Design                   Canada         781,431                 Clothing.
Rollerman & Design                   Canada         781,430                 Clothing.
Rollerman & Design                   Canada         781,429                 Clothing.
Rollerman & Design                    U.S.        2,037,755                 Clothing.
Rollerman & Design                    U.S.        2,037,754                 Clothing.
Rollerman & Design                    U.S.       74,667,475                 Clothing.
Roller skater design (#31)           Canada         708,639   TMA 440,812   In-line roller skates and protective equipment.
Roller skater design (#31)            U.S.       74/348,380                 In-line roller skates and protective equipment.
Shield design (#1)                   Canada         589,573   TMA 345,475   Skates.
Shield design (#1)                   Canada         589,575   TMA 345,476   Skates.
Shield design (#2)                   Canada         589,504   TMA 353,527   Skates.
Shield design (#2)                   Canada         589,574   TMA 357,580   Skates.
SILHOUETTE                           Canada         465,584   TMA 269,382   Ladies figure skates.
SILHOUETTE                           Canada         531,848   TMA 313,161   Skates.
SKATE ON THE WILD SIDE               Canada         757,340                 In-line roller skates.
SKATE ON THE WILD SIDE                U.S.       74/541,022                 In-line roller skates.
SKYHAWK                              Canada         732,966   TMA 441,394   In-line roller skates.
SKYHAWK                               U.S.       74/415,187                 In-line roller skates.

                      -- 11 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
SL 5000                              Canada                   TMA 326,315   Ice Skate blades and guards.
SLM                                  Canada                   TMA 215,566   Ice Skate blades.
SLM                                  Canada                   TMA 262,331   Core-caps for the newspaper print industry, toe caps for
                                                                            safety shoes.
SLM & Design                         Canada                   TMA 361,133   Ice Skates, sledges, snow discs, children's skis and
                                                                            poles, showels; mechanic creepers.
SLM                                  Canada                   TMA 263,523   Ice Skate blades.
SLM & DESIGN                          U.S.                    1,584,533     Sporting Goods.
SPORT TACKS                          Canada         543,903   TMA 314,832   Skates.
STARFIGHTER                          Canada         732,970   TMA 432,524   In-line roller skates.
STARFIGHTER                           U.S.       74/415,184   1,873,343     In-line roller skates.
SUPERFIL                             Canada         403,220   TMA 241,265   Jerseys.
SUPER LINE design (#19)              Canada         652,220   TMA 414,320   Protective hockey equipment.
SUPER TACKS                          Canada         411,737   TMA 230,793   Skating boots and skating outfits, namely, skating boots
                                                                            and skates.
SUPRA                                Canada         538,758   TMA 359,918   Hockey equipment, namely hockey pants, elbow pads,
                                                                            shoulder pads, leg protectors and hockey gloves.
SUPRA                                 U.S.       74/596,851                 Hockey pants, elbow pads, shoulder pads, leg
                                                                            protectors and hockey gloves.
SUPRA                                Canada         769,189                 Hockey equipment, namely ice hockey sticks, in-line
                                                                            hockey sticks, street hockey sticks and their
                                                                            components.

                      -- 12 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
SUPRA                                 U.S.       74/595,663                 Hockey equipment, namely ice hockey sticks, in-line
                                                                            hockey sticks, street hockey sticks and their
                                                                            components.
T Design (#20)                       Canada         655,330   TMA 389,383   Hockey skates.
T Design (#21)                       Canada         655,334   TMA 384,713   Hockey skates.
TACKABERRY                           Canada         189,763   UCA 23338     Boots and shoes and skates and skating boots.
TACKABERRY                            U.S.       75/207,841                 Skating boots and skating sets comprising skates and
                                                                            boots.
TACKS                                Canada         307,832   TMA 161,826   Skates.
TACKS                                 U.S.       72/379,341   934,407       Combined skating boots and skates.
TACKS DESIGN (#12)                   Canada         589,505   TMA 345,223   Skates.
TACKSACK                             Canada         624,467   TMA 363,413   Skate molds.
TACKSACK                              U.S.       73/796,465   1,665,650     Skate fitting system.
TALON                                Canada         732,965   TMA 432,520   In-line roller skates.
TALON                                 U.S.       74/415,182                 In-line roller skates.
TEMPO                                 U.S.       74/185,788   1,735,015     Protective sports crash helmets and body pads.
TOMCAT                               Canada         732,963   TMA 432,519   In-line roller skates.
TOMCAT                                U.S.       74/415,183                 In-line roller skates.
TPP                                  Canada         458,739   TMA 276,596   Hockey equipment.
TURN ON THE POWER                    Canada         711,176   TMA 415,526   Ice skates.
Two lines on glove design (#17)      Canada         505,395   TMA 296,361   Hockey gloves.
ULTRA PAC                            Canada         479,249   TMA 312,225   Hockey equipment.
ULTRA TACKS                          Canada         497,248   TMA 306,794   Skates.

                             -- 13 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
ULTRAFIL                             Canada         447,279   TMA 273,539   Jerseys, hockey jerseys.
VAKUTACK                              U.S.       73/782,212   1,601,040     Ice skates.
VAKUTACK                             Canada         619,217   TMA 360,783   Ice skates.
VOYAGEUR                             Canada         511,600   TMA 313,101   Skates.

                      -- 14 --

                                FOREIGN COUNTRIES

           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
PROLITE                             Australia                B281,916       Hockey equipment including ice hockey equipment.
TACKS                               Australia                A281,915       Hockey equipment.
------------------------------------------------------------------------------------------------------------------------------------
TACKS                                Austria                 65,301         Bicycles and accessories, rowing machines; skates,
                                                                            protective equipment, pucks, roller skates, tennis and
                                                                            badminton racquets, hockey sticks, gym equipment.
TACKS                                Austria                 132,454
PROLITE                              Austria                 64,821         Hockey equipment.
TACKABERRY                           Austria                 64,882         Bicycles and accessories, rowing machines; skates,
                                                                            protective equipment, pucks, roller skates, tennis and
                                                                            badminton racquets, hockey sticks, gym equipment.
------------------------------------------------------------------------------------------------------------------------------------
ORBIT                                Benelux       352.017                  Hockey skates and figure skates.
PROLITE                              Benelux                 1719           Protective helmets, bicycles and accessories, skates,
                                                                            protective equipment, tennis and badminton racquets,
                                                                            exercise machines.
TACKABERRY                           Benelux                 1830           Protective helmets, bicycles and accessories, skates,
                                                                            protective equipment, tennis and badminton racquets,
                                                                            exercise machines.
TACKS                                Benelux                 1950           Bicycles and accessories, ice skates, exercise machines.
------------------------------------------------------------------------------------------------------------------------------------
TACKABERRY                           Finland                 58,817         Hockey skates and figure skates.
TACKS                                Finland                 59,307         Sporting and gymnasium equipment, sport shoes.
PROLITE II                           Finland                 84,042         Skate blades.
PROLITE                              Finland                 59,111         Hockey equipment.

                      -- 15 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
PROPAC                               Finland                 84,431
------------------------------------------------------------------------------------------------------------------------------------
ORBIT                                France                  1,469,749      Hockey skates and figure skates.
TACKS                                France                  1,524,859      Sporting and gymnasium equipment, bicycles, sport
                                                                            shoes.
PROLITE                              France                  1,524,860      Sporting and gymnasium articles, bicycles and
                                                                            accessories.
PROLITE II                           France                  1,622,043      Skate blades.
TACKABERRY                           France                  1,524,858      Sporting and gymnastic articles, bicycles and
                                                                            accessories.
------------------------------------------------------------------------------------------------------------------------------------
Back of Skate Design                 Germany                 2,093,858      Hockey skates.
PROLITE                              Germany                 872,209        Bicycles; skates, protective equipment, tennis and
                                                                            badminton racquets, hockey sticks, baseball bats, skis,
                                                                            helmets, training machines; separate for hockey and
                                                                            other play racquets.
PROLITE II                           Germany                 1,019,726      Skate blades.
TACKABERRY                           Germany                 872,210        Bicycles; skates, protective equipment, tennis and
                                                                            badminton racquets, hockey sticks, baseball bats, skis,
                                                                            helmets, training machines; separate for hockey and
                                                                            other play racquets.
TACKS                                Germany                 907,230        Sporting and gymnasium equipment, sport shoes.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE II                            Italy                  488,108        Skate blades.
PROLITE                               Italy                  249,656        Ice skates, protective equipment, helmets, exercise
                                                                            machines, racquets.
TACKABERRY                            Italy                  249,889        Ice skates, protective equipment, helmets, exercise
                                                                            machines, racquets.

                      -- 16 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
TACKS                                 Italy                  249,890        Ice skates, protective equipment, helmets, exercise
                                                                            machines, racquets.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE II                            Japan                  2,206,714      Steel blades for ice skates and all other goods included
                                                                            in this class.
PROLITE                               Japan                  910,500        Ice skates and hockey equipment.
PROPAC                                Japan                  2,009,783      Hockey equipment.
TACKS                                 Japan                  910,502        Ice skates and hockey equipment.
PRO-GARD                              Japan                  604,462        Hockey equipment.
------------------------------------------------------------------------------------------------------------------------------------
TACKS                              New Zealand               109,079        Hockey equipment, ice skates and ice skating sets,
                                                                            being ice skates fitted to skating boots.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE                              Norway                  81,590         Skates, protective equipment, hockey sticks, exercise
                                                                            machines.
TACKABERRY                           Norway                  81,589         Skates, protective equipment, hockey sticks, exercise
                                                                            machines.
TACKS                                Norway                  81,588         Skates, protective equipment, bicycles and accessories,
                                                                            hockey sticks, helmets, exercise machines.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE II                       Slovak Republic             165,662        Steel blades for ice skates.
PROPAC                           Slovak Republic             165,154        Hockey equipment.
------------------------------------------------------------------------------------------------------------------------------------
ORBIT                                Sweden                  165,113
TACKABERRY                           Sweden                  130,549        Games and playthings; gymnastic and sporting articles
                                                                            (except clothing), ornaments and decorations for
                                                                            Christmas trees.

                                    -- 17 --


           TRADEMARK                 COUNTRY      SERIAL No    REG. No                            WARES
------------------------------    -------------  ----------  ------------   --------------------------------------------------------
TACKS                                Sweden                  130,665        Games and playthings, gymnastic and sporting articles
                                                                            (except clothing), ornaments and decorations for
                                                                            Christmas trees.
PROLITE II                           Sweden                  177,561
PROPAC                               Sweden                  177,778
PROLITE                              Sweden                  101,307
PROLITE                              Sweden                  142,044
PROGARD                              Sweden                  106,509
PROGARD                              Sweden                  193,703
------------------------------------------------------------------------------------------------------------------------------------
PRO-GARD & DESIGN                  Switzerland               379,340        Hockey gloves.
PROLITE                            Switzerland               374,833        Skates, protective equipment, exercise equipment,
                                                                            racquets, bicycles.
PROLITE II                         Switzerland               309,554        Skate blades.
TACKABERRY                         Switzerland               374,483        Exercise and sports equipment; skates, sticks,
                                                                            protective equipment, bicycles, racquets.
TACKS                              Switzerland               874,834        Exercise and sports equipment; skates, bicycles and
                                                                            accessories, sports clothing, protective equipment.
------------------------------------------------------------------------------------------------------------------------------------
PROLITE                               U.K.                   924,501        Ice skates, ice skating sets, being ice skates fitted to
                                                                            skating boots.
PROLITE II                            U.K.                   1,143,595      Ice skates and parts and fittings therefor.
TACKABERRY                            U.K.                   924,503
TACKS                                 U.K.                   924,502        Ice skates and ice skating sets, being ice skates fitted
                                                                            to skating boots.
------------------------------------------------------------------------------------------------------------------------------------

                                             -- 18 --

                           SUPPLEMENTAL LIST

                           SPORT MASKA INC.

                REGISTERED TRADE-MARKS  --  APPLICATIONS


CANADA
              Trademark                          Serial No                                     Wares
--------------------------------------      ------------------      ----------------------------------------------------------------
DRYLAND                                     819,172                  In-line, street & roller hockey equipment & apparel.
DRYLAND & SKULL DESIGN                      819,173                  In-line, street & roller hockey equipment & apparel.



UNITED STATES
              Trademark                          Serial No                                     Wares
--------------------------------------      ------------------      ----------------------------------------------------------------
THE HOCKEY COMPANY                          75/015,219               Ice, street & roller hockey equipment, accessories & clothing.
YA WANNA GO                                 75/035,669               Clothing in Class 25.
DRYLAND                                     75/138,305               In-line, street & roller hockey equipment & apparel.
DRYLAND & SKULL DESIGN                      75/069,210               In-line, street & roller hockey equipment & apparel.
DES                                         75/148,937               In-line skates.
DYNAMIC ENERGY SYSTEM                       75/148,938               In-line skates.
ACTIVE VENTILATION                          75/147,985               In-line skates.
TECHNOLOGY
AVT                                         75/147,986               In-line skates.
ES                                          75/197,104               In-line skates.
ES & DESIGN                                 75/197,105               In-line skates.

                             -- 19 --


CANADA
              Trademark                          Serial No                                     Wares
--------------------------------------      ------------------      ----------------------------------------------------------------
DST                                         75/219,014               Hockey skates.





================================================================================
                                    -- 20 --

B.3  Business or Firm names (par. 11.7)
     CCM/Sport Maska
     CCM - Maska
     CCM - Sport Maska
     Sport Maska - CCM
     Sport Maska / CCM
     SLM Canada
     SLM
     The Hockey Company
     /s/CCM/Maska   /s/CC   /s/DBR

B.4  [NOT USED]

B.5  Claims subject to the Financial Administration Act

     (par 11.12)

     NONE

B.6  Claims Secured by registered hypothecs (par. 11.13)

     NONE



*****                                  *****                               *****


The foregoing is Schedule "B" annexed to the Deed of hypothec granted by Sport Maska Inc. in favour of The Chase Manhattan Bank of Canada dated as of the first
(1st) day of April, Nineteen hundred and ninety-seven (1997) and recognized as true and signed by the representatives therein mentioned.


                                   /s/ Illegible
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                                   ----------------------------------------


                                   ----------------------------------------


                                   TRUE COPY

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================================================================================

================================================================================
                                  SCHEDULE "C"
                                  (par. 11.10)
                          Location of Charged Property

C.1  Charged Property Located in Quebec

Address(es)

15855 Hubert                           8401 Ray-Lawson Boulevard
St-Hyacinthe, Quebec                   Anjou, Quebec
J2T 4C9                                H1J 1K5

2245 St-Paul                           7801 Jarry East
St-Hyacinthe, Quebec                   Anjou, Quebec
J2T 2A2                                H1J 1H3

600 Industriel                         432 Isabey
St-Jean-sur-Richelieu, Quebec          St.Laurent, Quebec
J3B 4S7                                H4T 1V3

175 Dessaureault                       500 Sauve West
Cap-de-la-Madeleine, Quebec            #104A
G8T 2L5                                Montreal, Quebec
                                       H3L 1Z8

6375 Picard                            1145 Belanger
St-Hyacinthe, Quebec                   Sherbrooke, Quebec
J2S 1H3                                J1K 2E1

7405 Trans-Canada Highway              3030 Ste-Anne Boulevard
Suite 300                              Beauport, Quebec
Ville Saint-Laurent, Quebec            G1E 6N1
H4T 1Z2

3125 Bernard Pilon                     5889, rue Principale
Loc. H-8                               Ascot Corner, Quebec
St-Mathieu de Beloeil, Quebec          J0S 1A0
J3G 4S5

800 Melchers                           5575, Casgrain
Berthierville, Quebec                  Montreal, Quebec
J0K 1A0                                H2T 1Y1


================================================================================

================================================================================
                              -- 2 --


C.2. Charged Property Located Outside of Quebec

Address(es)

6539A Mississauga Road                 P.O. Box 20172208 Air Park
Mississauga, Ontario                   Drive
L5N 1A6                                Burlington, N.C. 27218
                                       USA

                                       1 Adelaide St. N., Unit 13
                                       London, Ontario
                                       N6B 3P8

530 Governors Road                     155 Signet Drive
Guelph, Ontario                        Weston, Ontario
N1K 1E3                                M9L 1V1

375 Sligo Road West                    3336 North Service Road
P.O. Box 850                           Unit 2-3
Mount Forest, Ontario                  Burlington, Ontario
N0G 2L0                                L7N 3G2

Maravel 7-9
OK-7430, IKAST
DENMARK


C.3. Property Intended to be Used in More Than One Province or Jurisdiction

Address(es), Provinces or States

     NONE


*****                                  *****                               *****


The foregoing is Schedule "C" annexed to the Deed of hypothec granted by Sport Maska Inc. in favour of The Chase Manhattan Bank of Canada on the first (1st) day of April, Nineteen hundred and ninety-seven (1997) and recognized as true and signed by the representatives therein mentioned.



                                   /s/ Illegible
                                   ----------------------------------------

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                                   ----------------------------------------

                                   /s/ Illegible
                                   ----------------------------------------


                                   ----------------------------------------





================================================================================

                                   TRUE COPY

                                             /s/ Illegible